Form 8-K September 20, 2000
                                                   Exhibit 16


                                                   September 20, 2000


Securities and Exchange Commission
Mail Stop 11-3
450 5th Street, N.W.
Washington, D.C. 20549

Dear Sirs/Madams:

We have read and agree with the comments in Item 4 of Form 8-K of First Mutual Bancshares, Inc. dated September 19, 2000.

                                             Yours truly,


                                             Deloitte & Touche, LLP
                                             Seattle, Washington